                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 30, 2002

                                INFOGRAMES, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

                         Commission File Number: 0-27338

                                   13-3689915
                      (I.R.S. employer identification no.)

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016

                         (Address of principal executive
                          offices, including zip code)

                                 (212) 726-6500
              (Registrant's telephone number, including area code)

            This Form 8/K-A amends the Registrant's current report on Form 8-K, previously filed with the Securities and Exchange Commission on May 15, 2002, to provide the financial information required by Item 7 of Form 8-K and to amend certain information under Item 2 of Form 8-K.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.


            On April 30, 2002, Infogrames, Inc., a Delaware corporation (the "Company"), acquired all of the outstanding shares of common stock of Shiny Entertainment, Inc. ("Shiny"), a California corporation, from Interplay Entertainment Corp. ("Interplay"), a Delaware corporation, David Perry ("Perry"), an individual, and Shiny Group, Inc. ("Shiny Group"), a California corporation. (Shiny Group, Interplay and Perry are collectively the "Sellers".) The acquisition was consummated pursuant to a Stock Purchase Agreement dated as of April 23, 2002, among the Company and the Sellers. The purchase price paid by the Company for the shares of Shiny consisted of (i) $31,031,986 paid in cash at closing, (ii) the issuance of promissory notes for an aggregate principal face amount of $16,156,576 payable by the Company in installments through July 31, 2002 and (iii) $2,000,000 paid to third party licensors. The purchase price and other terms and conditions of the acquisition were negotiated at arms length between the Company and the Sellers. At the time the acquisition was consummated, none of the Company or any of the Company's officers or directors was affiliated, or had any material relationship, with any of the Sellers. The Company financed the purchase price with borrowings from its parent company, Infogrames Entertainment S.A., a French corporation, which also guaranteed the payments under the promissory notes. Repayment of such borrowings will be due in installments commencing no later than December 31, 2003. Shiny develops and adapts content and software for interactive computer video games for video game consoles and personal computers and the Company currently intends to continue to operate the business formerly operated by Shiny.

            In connection with the acquisition of the shares of Shiny, the Company assumed all of the options granted to purchase shares of common stock of Shiny under Shiny's 1995 Stock Option Plan. Such options will be converted into options to purchase an aggregate of approximately 238,966 shares of the Company's common stock. Such options are valued at $672,430. The number of options are subject to adjustment based on the resolution of certain contingencies relating to the final purchase price.

            The above description of the acquisition and the Stock Purchase Agreement is not complete and is qualified in its entirety by the full text of the Stock Purchase Agreement, as amended, which is attached hereto as Exhibits
2.1 and 2.2.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Financial Statements of Business Acquired. The financial statements required by Item 7(a) of Form 8-K are filed as Exhibit
99.2 hereto and are hereby incorporated herein by reference.

            (b) Pro Forma Financial Information. The pro forma financial information required by Item 7(b) of Form 8-K is filed as Exhibit 99.3 hereto and is hereby incorporated herein by reference.

            (c) Exhibits. The following exhibits are filed as a part of this report:

                  Exhibit No.       Description of Exhibit
                  -------------     ---------------------------

                       2.1*         Stock Purchase Agreement, dated as of April
                                    23, 2002, by and among Interplay
                                    Entertainment Corp., Shiny Entertainment,
                                    Inc., David Perry, Shiny Group, Inc. and
                                    Infogrames, Inc.

                       2.2*         Amendment No. 1 to the Stock Purchase
                                    Agreement, dated as of April 30, 2002.

                       99.1*        Press Release issued by Infogrames, Inc.
                                    dated May 2, 2002.

                       99.2         Financial Statements of Shiny Entertainment,
                                    Inc.

                       99.3         Infogrames, Inc. Pro Forma Consolidated
                                    Financial Statements.


*    Previously filed.


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
                                  SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                          INFOGRAMES, INC.


                                          By:     /s/ David Fremed
                                                  ------------------------------
                                                  David Fremed, Senior Vice
                                                  President, Chief Financial
                                                  Officer


Date: July 15, 2002

                               INDEX TO EXHIBITS


      Exhibit No.             Description of Exhibit
      -----------             ----------------------

         2.1*                 Stock Purchase Agreement, dated as of April 23,
                              2002, by and among Interplay Entertainment Corp.,
                              Shiny Entertainment, Inc., David Perry, Shiny
                              Group, Inc. and Infogrames, Inc.

         2.2* Amendment No. 1 to the Stock Purchase Agreement, dated as of April 30, 2002.

         99.1*                Press Release issued by Infogrames, Inc. dated May
                              2, 2002.

         99.2                 Financial Statements of Shiny Entertainment, Inc.

         99.3                 Infogrames, Inc. Pro Forma Consolidated
                              Financial Statements.


*    Previously filed.


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